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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 8, 2004

                       Renegade Venture (NEV) Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)                Identification No.)


                         P.O. Box 23009 Tucson, AZ 85734
                         -------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).



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ITEM 1.01. Entry into a Material Definitive Agreement.


On December 2, 2004 Renegade Venture (NEV) Corporation's (the "Company") wholly owed subsidiary, Hamilton Aerospace Technologies, Inc. ("Hamilton") signed an exclusive three (3) year Consignment Agreement to manage and sell a multi-million dollar aircraft parts inventory owned by Jetran International ("Jetran"). Upon agreement of Hamilton and Jetran and contemporaneous with the signing of the Consignment Agreement, the Consignment Agreement has been assigned to the Company's wholly owned subsidiary, World Jet Corporation ("World Jet") for the management and sale of the consigned inventory. The receipts from the sale of the consigned inventory shall be distributed 60% to Jetran and 40% to World Jet.


This inventory, which is made up of Boeing 737 and MD80/DC9 components will be moved from Miami to over 90,000 Sq. Ft. of warehouse space at Hamilton's and World Jet's Tucson, AZ premises.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 8, 2004
                                            Renegade Venture (NEV) Corporation
                                                    (Registrant)


                                             By:  /s/ John Sawyer
                                                 -------------------------------
                                                 Name:   John Sawyer
                                                 Title:  President